SABA CAPITAL INCOME & OPPORTUNITIES FUND FOR IMMEDIATE RELEASE

405 Lexington Avenue, 58th Floor	September 24, 2025
New York, New York 10174	Contact: 844-460-9411

Saba Capital Income & Opportunities Fund (BRW) Announces

Rights Offering

New York, New York – Saba Capital Income & Opportunities Fund (NYSE: BRW) (the “Fund”), a registered closed-end management investment company listed on the New York Stock Exchange, today announced that its Board of Trustees (the “Board”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares of beneficial interest (“Common Shares”) as of October 6, 2025 (the “Record Date”). Holders of Rights will be entitled to subscribe for additional Common Shares (the “Offer”) at a discount to the market price of the Common Shares. Various key terms of the Offer are summarized below.

•	Number of Rights Required to Purchase One Common Share: Holders of Common Shares on the Record Date (“Record Date Shareholders”) will receive one Right for each outstanding Share owned on the Record Date. Rights entitle the holder to purchase one new Share for every 3 Rights held (1-for-3); however, any Record Date Shareholder who owns fewer than three Common Shares as of the Record Date will be entitled to subscribe for one Common Share. Fractional Common Shares will not be issued upon the exercise of Rights.

•	Formula Price: The subscription price per Share (the “Subscription Price”) will be determined on the expiration date of the Offer, which is currently expected to be October 28, 2025, unless extended by the Fund (the “Expiration Date”), and will be equal to 95% of the average of the last reported sales price per Share on the New York Stock Exchange (the “NYSE”) on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 87.5% of the Fund’s net asset value (“NAV”) per Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 87.5% of the Fund’s NAV per Share at the close of trading on the NYSE on the Expiration Date. The Subscription Price will be determined by the Fund on the Expiration Date.

•	Over-subscription privilege: Record Date Shareholders who fully exercise all Rights issued to them can subscribe, subject to certain limitations and allotment, for any additional Common Shares which were not subscribed for by other holders of Rights at the Subscription Price, provided that the Board may eliminate this over-subscription privilege. Investors who are not Record Date Shareholders but who otherwise acquire Rights in the secondary market are not entitled to participate in the over-subscription privilege. If sufficient Common Shares are available, all Record Date Shareholders’ over-subscription requests will be honored in full. If these requests exceed available Common Shares, they will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

•	Sale of Rights: Rights are transferable and are expected to be admitted for trading on the NYSE under the symbol “BRW RT” one Business Day prior to Record Date, and will cease trading one day before the Offer’s Expiration Date (October 3 through October 27, 2025). During this time, Record Date Shareholders may also choose to sell their Rights.

After considering a number of factors, including potential benefits and costs, the Board and the Fund’s investment adviser, Saba Capital Management, L.P. (the “Adviser”), have determined that it is in the best interests of both the Fund and its shareholders to conduct the Offer and increase the assets of the Fund available to take advantage of future investment opportunities that are consistent with the Fund’s investment objective to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation.

The first $200,000 of expenses of the Offer will be borne by the Adviser and the remainder, if any, will be borne by the Fund.

The Adviser believes this is an attractive time to raise additional assets for the Fund based on several factors, including the following potential benefits:

Rewards shareholders: This is an opportunity to buy new Common Shares below market price, and potentially NAV, or to realize value from the sale of Rights and potentially benefit from appreciation.

Enhanced liquidity: The Offer creates the potential for increased trading volume and liquidity of Common Shares.

Lower expenses: There is an expected lowering of the Fund’s expenses as a proportion of net assets due to the increase in Fund assets as a result of the Rights offering because the Fund’s fixed costs would be spread over a larger asset base.

Better capitalization on investment opportunities: Raising additional capital would potentially allow the Fund to better capitalize on attractive investment opportunities without having to sell existing positions.

The Fund expects to maintain its current distribution level following the Offer. Additionally, the Fund declared a regular monthly distribution payable on September 30, 2025, with a record date of September 10, 2025, which will not be payable with respect to Common Shares that are issued pursuant to the Offer as such issuance will occur after such record date. Common Shares issued will not receive the monthly distribution expected in October. However, Common Shares issued pursuant to the Offer will be entitled to receive the monthly distribution expected to be payable in November.

The Offer will be made only by means of a prospectus supplement and accompanying prospectus. The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Shareholders within the United States shortly following the Record Date. To exercise their Rights, shareholders who hold their Common Shares through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Shareholders who do not hold Common Shares through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement. If a Record Date Shareholder holds Common Shares directly and wishes to sell their Rights, such Record Date Shareholder must submit their subscription certificate to the subscription agent at least five business days before the Expiration Date.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

InvestorCom, LLC

19 Old Kings Highway S., Suite 130

Darien, CT 06820

(203) 972-9300

About Saba Capital Income & Opportunities Fund. Saba Capital Income & Opportunities Fund is a publicly-traded registered closed-end management investment company. The Fund’s common shares trade on the New York Stock Exchange under the ticker symbol “BRW.” The Fund is managed by Saba Capital Management, L.P.

Forward-Looking Statements. This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions. Any statements that are not statements of historical fact (including but not limited to statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors, including but not limited to the “Risks” noted in the Fund’s prospectus as well as the uncertainty as to whether the Fund will realize anticipated benefits from the Offer, are identified from time to time in the Fund’s filings with the Securities and Exchange Commission as well as the materials on the Fund’s website. Forward-looking statements speak only as of the date they are made, and the Fund assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

For further information on Saba Capital Income & Opportunities Fund, please visit our website at: www.sabacef.com.